SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No._______ )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        BIO-RAD LABORATORIES, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:
   ____________________________________________________________________________

   2) Aggregate number of securities to which transaction applies:
   _____________________________________________________________________________

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
           determined):
   _____________________________________________________________________________

   4) Proposed maximum aggregate value of transaction:
   _____________________________________________________________________________

   5) Total fee paid:
   _____________________________________________________________________________

|_| Fee paid previously with preliminary materials:
   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration Statement no.: ___________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________

                           BIO-RAD LABORATORIES, INC.
                             1000 Alfred Nobel Drive
                           Hercules, California 94547

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                           BIO-RAD LABORATORIES, INC.



                            TO BE HELD APRIL 28, 1998


To the Stockholders of Bio-Rad Laboratories, Inc.:

     The annual meeting of the stockholders of Bio-Rad Laboratories, Inc. ("Bio-Rad" or the "Company") will be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California on Tuesday, April 28, 1998, at 4:00 p.m., Pacific Daylight Time, to consider and act on:

          (1) The election of two directors of the Company by the holders of outstanding Class A Common Stock and five directors of the Company by the holders of outstanding Class B Common Stock;

          (2) A proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1998;

          (3) A proposal to amend the 1994 Stock Option Plan; and

          (4) Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

     The Board of Directors of the Company has fixed the close of business on March 2, 1998, as the record date for the determination of the stockholders entitled to notice of and to vote at this annual meeting and at any adjournments or postponements thereof. The stock transfer books of the Company will not be closed.

     All stockholders are invited to attend the annual meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed Proxy in the provided postage-paid envelope. Since a majority of the outstanding shares of each class of common stock of the Company must be present or represented at the annual meeting to elect directors and conduct the other business matters referred to above, your promptness in returning the enclosed Proxy will be greatly appreciated. Your Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your Proxy.

     All stockholders who attend the annual meeting in person are invited to join the Company for a reception and a light dinner immediately following the meeting.

                                        By order of the Board of Directors
                                        BIO-RAD LABORATORIES, INC.


                                        SANFORD S. WADLER, Secretary
Hercules, California
April 1, 1998

                           BIO-RAD LABORATORIES, INC.
                             1000 Alfred Nobel Drive
                           Hercules, California 94547

                                 PROXY STATEMENT

                          INFORMATION REGARDING PROXIES

     The enclosed Proxy is solicited on behalf of the Board of Directors of Bio-Rad Laboratories, Inc., a Delaware corporation ("Bio-Rad" or the "Company"), in connection with the annual meeting of stockholders of the Company to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California on Tuesday, April 28, 1998, at 4:00 p.m., and at any adjournments or postponements thereof. Solicitation of Proxies will be by mail at the expense of the Company. Copies of this Proxy Statement and the accompanying notice and Proxy are first being mailed to stockholders on or about April 1, 1998.

     Shares for which a properly executed Proxy in the enclosed form is returned will be voted at the meeting in accordance with the directions on such Proxy. If no voting instructions are indicated with respect to one or more of the proposals, the Proxy will be voted in favor of the proposal(s). Any Proxy may be revoked by the record owner of the shares at any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date or by attending the meeting in person and announcing such revocation.

                                VOTING SECURITIES

     The securities of the Company entitled to vote at the meeting consist of shares of its Class A Common Stock and Class B Common Stock, both $1.00 par value (collectively, "Common Stock"). 9,829,009 shares of Class A Common Stock (9,654,560 net of Treasury shares) and 2,591,569 shares of Class B Common Stock (2,561,569 net of Treasury shares) were issued and outstanding at the close of business on March 2, 1998. Only stockholders of record at the close of business on March 2, 1998 will be entitled to notice of and to vote at the meeting. The presence, in person or by Proxy, of the holders of a majority of the voting power will constitute a quorum for the transaction of business. Each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote, except in the election of directors and any other matters requiring the vote of one or both classes of Common Stock voting separately. The sum of one-tenth the number of shares of Class A Common Stock and the number of shares of Class B Common Stock constitutes the "Voting Power" of the Company.

     The holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the other five directors. The affirmative vote of the holders of a majority of each class of Common Stock present in person or represented by Proxy is necessary for the election of directors by that class. The stockholders do not have any right to vote cumulatively in any election of directors.

     On all other matters submitted to a vote at the annual meeting (except matters requiring the vote of one or both classes voting separately), the affirmative vote of the holders of a majority of the Voting Power present in person or represented by Proxy is necessary for approval. The Board of Directors is not aware of any matters that might come before the meeting other than those mentioned in this Proxy Statement. If, however, any other matters properly come before the annual meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

     Under the Company's Bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and
(3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.


                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table presents certain information as of March 2, 1998, with respect to Class A Common Stock and Class B Common Stock owned by: (i) any person who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of either class, (ii) each director of Bio-Rad, (iii) certain executive officers of Bio-Rad named in the "Summary Compensation Table" of this Proxy Statement, and (iv) all directors and executive officers of Bio-Rad as a group.

                                           Class A Common Stock(1)                  Class B Common Stock
                                  -------------------------------------     -------------------------------------
   Name and, with Respect to       Number of Shares and         Percent     Number of Shares and         Percent
 Owner of 5% or More, Address     Nature of Ownership(2)       of Class     Nature of Ownership(2)       of Class
--------------------------------  ----------------------       --------     --------------------         --------
Private Capital Management, Inc.     1,004,600 of record        10.4%         no shares owned                --
   3003 Tamiami Trail North          and beneficially
   Naples, FL 34103
Bernard A. Egan                      771,982 of record           8.0%         119,812 of record             4.7%
   1900 Old Dixie Highway            and beneficially                         and beneficially
   Fort Pierce, FL 34946
David and Alice N. Schwartz          1,609,030 of record        16.7%         1,733,701 of record          64.9%
   Bio-Rad Laboratories, Inc.        and beneficially(3)                      and beneficially(3)(5)
   1000 Alfred Nobel Drive
   Hercules, CA 94547
Norman Schwartz(4)                   106,104 of record           1.1%         209,132 of record             8.2%
   Bio-Rad Laboratories, Inc.        and beneficially(5)                      and beneficially
   1000 Alfred Nobel Drive
   Hercules, CA 94547
Steven Schwartz(4)                   81,174 of record            0.8%         147,727 of record             5.8%
   Bio-Rad Laboratories, Inc.        and beneficially                         and beneficially
   1000 Alfred Nobel Drive
   Hercules, CA 94547
James J. Bennett                     82,596 of record            0.9%         23,727 of record              0.9%
                                     and beneficially(5)                      and beneficially
George Bers                          10,498 of record            0.1%         no shares of record           0.0%
                                     and beneficially(5)                      and beneficially
Albert J. Hillman                    4,454 of record             0.0%         4,117 of record               0.2%
                                     and beneficially                         and beneficially
Philip L. Padou                      no shares owned of           --          no shares owned of             --
                                     record or beneficially                   record or beneficially
Sanford S. Wadler                    14,313 of record            0.1%         no shares owned of             --
                                     and beneficially(5)                      record or beneficially
Burton A. Zabin                      9,808 of record             0.1%         59,664 of record              2.3%
                                     and beneficially(5)                      and beneficially
All directors and executive          1,837,053 of record        18.9%         2,030,341 of record          76.0%
officers as a group (11 persons)     and beneficially(5)                      and beneficially(5)

----------
(1) Excludes Class A Common Stock that may be acquired on conversion of Class B Common Stock. Class B Common Stock may be converted to Class A Common Stock on a one-for-one basis and, if fully converted, would result in the following percentage ownership of Class A Common Stock: Private Capital Management, Inc. 8.2%; Bernard A. Egan 7.3%; David and Alice N. Schwartz 27.1%; Norman Schwartz 2.6%; Steven Schwartz 1.9%; James J. Bennett 0.9%; George Bers 0.1%; Albert J. Hillman 0.1%; Philip L. Padou 0.0%; Sanford S. Wadler 0.1%; Burton A. Zabin 0.6%; and all directors and executive officers as a group 31.3%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.
(2) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.
(3) David and Alice N. Schwartz each have a one-half community property interest in these shares.
(4)  Norman  Schwartz  and  Steven  Schwartz  are  sons of  David  and  Alice N.
     Schwartz.
(5) Includes shares with respect to which such persons have the right to acquire beneficial ownership immediately or within sixty days of March 2, 1998, under the Company's employee stock purchase plan and stock option agreements, as follows: Norman Schwartz, 13,127 Class A shares; James J. Bennett, 11,251 Class A shares; George Bers, 6,939 Class A shares; Sanford
     S. Wadler, 9,750 Class A shares; Burton A. Zabin, 5,626 Class A shares; all directors and executive officers as a group, 46,943 Class A Common Stock; and David Schwartz, 109,658 Class B Common Stock.

                            I. ELECTION OF DIRECTORS

     The Board of Directors has seven members. Management has nominated the seven persons listed in the following table as the candidates of the respective class of Common Stock indicated. All are currently directors of the Company, with terms expiring as of the date of the annual meeting of stockholders or on election and qualification of their successors. David Schwartz and Alice N. Schwartz are husband and wife; Norman Schwartz is their son. No other family relationships exist among the Company's current and nominated directors or executive officers. As husband and wife, David and Alice N. Schwartz share equally in all remuneration and other benefits accorded to either of them by the Company.

     The directors elected at this meeting will serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. It is the intention of the persons named in the Proxy to vote the shares subject to such Proxy for the election as directors of the persons listed in the following table. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the meeting or any adjournments or postponements thereof any nominee declines or is unable to serve, the persons named in the enclosed Proxy will, in their discretion, vote the shares subject to such Proxy for another person selected by them for director.

                             Class of
                           Common Stock                   Present Principal Employment            Director
          Name               to Elect       Age          and Prior Business Experience             Since
-----------------------    ------------     ---      ----------------------------------------     --------
James J. Bennett              Class B       69       Executive Vice President and Chief             1977
                                                     Operating Officer of the Company,
                                                     since 1993; Vice President and Group
                                                     Manager, Clinical Diagnostics of the
                                                     Company from 1985 to 1993; Vice
                                                     President and Chief Operating Officer of
                                                     the Company from 1977 to 1985.

Albert J. Hillman             Class A       66       Of Counsel  in the law firm of  Townsend       1980
                                                     and  Townsend  and Crew  since  1995 and
                                                     partner  in the firm  from 1965 to 1995,
                                                     which firm serves as patent  counsel for
                                                     the Company.

Philip L. Padou               Class A       63       Retired since 1991;  Vice  President and       1980
                                                     Chief  Financial  Officer of Ozier Perry
                                                     and   Associates   (a  risk   assessment
                                                     software and  consulting  company)  from
                                                     1987 to 1991.

Alice N. Schwartz             Class B       71       Retired since 1979;  Research Associate,       1967
                                                     University of  California,  from 1972 to
                                                     1978.

David Schwartz                Class B       74       President of the Company since 1957.           1957

Norman Schwartz               Class B       48       Vice President of the Company since 1989       1995
                                                     and Group Manager,  Life Science;  Group
                                                     Manager,  Clinical  Diagnostics  of  the
                                                     Company from 1993 to 1997.

Burton A. Zabin               Class B       62       Vice  President  of  the  Company  since       1968
                                                     1982; Group Manager, Life Science of the
                                                     Company from 1982 to 1997.

     In January 1997, the Company entered into a non-competition and employment continuation agreement with James J. Bennett pursuant to which management of the Company has agreed to nominate him as director for a period of three years following his resignation from his present position. See "Executive Compensation and Other Information."

     In addition to James J. Bennett, David Schwartz, Norman Schwartz and Burton
A. Zabin, the following persons were executive officers of the Company during all or part of 1997: George Bers, Thomas C. Chesterman, Ronald W. Hutton and Sanford S. Wadler. George Bers (age 47), Vice President and Group Manager of Clinical Diagnostics, was Group Manager of the Molecular Bioscience Group from 1995 to 1997 and was appointed Vice President in 1996. Previously, he was a division manager within Bio-Rad from 1991 to 1996. Thomas C. Chesterman (age 38) was appointed Treasurer in 1996 and named Chief Financial Officer in March 1997. Prior to joining Bio-Rad, he was Vice President and Chief Financial Officer of NordicTel Holdings AB (Sweden) from 1993 to 1996, and was Managing Director of Finance with AirTouch Communications from 1990 to 1993. Ronald W. Hutton (age
40) was appointed Treasurer in 1997. Previously, he was Director of Treasury at Kaiser Aluminum & Chemical Corporation from 1993 to 1997. Sanford S. Wadler (age
51) has been General Counsel and Secretary since 1989 and was appointed Vice President in 1996.

     The above-named individuals also serve in various management capacities with wholly-owned subsidiaries of Bio-Rad. David Schwartz, by virtue of his Common Stock ownership (see "Principal and Management Stockholders") and his position as a director and the President of Bio-Rad, may be deemed to be a control person of the Company.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or other committees performing similar functions. During 1997, the Board of Directors held a total of twelve meetings (including regularly scheduled and special meetings) and no director attended fewer than 92% of such meetings and meetings of any committee on which such director served.

     The Audit Committee is composed of Philip L. Padou and met three times in 1997. The Audit Committee recommends to the Board of Directors the firm to be employed by the Company as its independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its system of internal accounting controls.

     The Compensation Committee, consisting of two non-employee directors, Albert J. Hillman and Philip L. Padou, met two times in 1997. The Compensation Committee reviews and approves the Company's executive compensation policies. A more complete discussion is provided in the "Report of the Compensation Committee of the Board of Directors" of this Proxy Statement.

                            COMPENSATION OF DIRECTORS

     In 1997, Townsend and Townsend and Crew, the patent law firm of which Albert J. Hillman is Of Counsel, rendered legal services to the Company. The Board of Directors has relied upon the Company's General Counsel to determine that the services of Townsend and Townsend and Crew were provided on terms at least as fair to the Company as if they had been provided by a non-affiliate. The General Counsel is responsible for the management of all of the Company's relationships with providers of legal services.

     Pursuant to the policy of the Board of Directors of Bio-Rad, directors who are not also employees of Bio-Rad are paid for serving as directors a fee of $1,250 per month plus $100 for any meetings in excess of sixteen per year. Audit Committee members are paid $625 per month.

     The Company has entered into employment and non-compete agreements with James J. Bennett and Burton A. Zabin. See "Executive Compensation and Other Information - Other Executive Compensation."

--------------------------------------------------------------------------------
     The  Board  of  Directors   recommends  that  you  vote  FOR  the
     above-named  director nominees for the class or classes of Common
     Stock that you hold.
--------------------------------------------------------------------------------

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following Summary Compensation Table presents compensation paid or accrued by the Company for services rendered during 1997, 1996 and 1995 for the CEO and the four other most highly compensated executive officers of the Company ("Named Executive Officers") whose total annual salary and bonus exceeded $100,000 in 1997.

                           SUMMARY COMPENSATION TABLE


                                                                                     Long-Term Compensation(2)
                                                                                 -------------------------------
                                             Annual Compensation(1)                Shares
    Name and                        ----------------------------------------     Underlying          All Other
    Principal Position                Year         Salary           Bonus        Options(3)       Compensation(4)
--------------------------------    --------    -----------     ------------     ----------       --------------
David Schwartz                        1997       $525,238         $      0         35,425             $8,000
President                             1996       $519,267         $ 87,200         36,750             $7,500
                                      1995       $494,078         $111,600         36,450             $7,500

James J. Bennett                      1997       $437,677         $      0          7,500             $8,000
Executive Vice President              1996       $419,821         $ 73,468          7,500             $7,500
and Chief Operating Officer           1995       $393,299         $ 91,063          7,500             $7,500

Sanford S. Wadler                     1997       $259,374         $      0          3,000             $8,000
Vice President,                       1996       $247,367         $ 36,944          3,000             $7,500
General Counsel                       1995       $216,751         $ 67,489          3,000             $7,500
and Secretary

Norman Schwartz                       1997       $228,893         $ 12,784          3,750             $8,000
Vice President and                    1996       $208,105         $ 56,557          3,750             $7,500
Group Manager                         1995       $199,998         $ 23,409          3,750             $7,500

George Bers                           1997       $224,003         $      0          3,750             $8,000
Vice President and                    1996       $203,605         $  7,632          3,750             $7,500
Group Manager                         1995       $185,004         $ 31,624          3,750             $7,500

----------
(1) All Other Annual Compensation amounts for each of the Named Executive Officers were less than the amounts required for separate reporting and are included in salary.
(2)  There were no Restricted Stock awards.
(3) Amounts reported for 1995 have been restated to reflect the 3-for-2 stock split effected in the form of a 50% stock dividend in May 1996.
(4) Amounts reported are contributions made pursuant to the Employees' Deferred Profit Sharing Retirement Plan. A more complete discussion is provided in the section titled "Profit Sharing Plan Contributions" of the "Report of the Compensation Committee of the Board of Directors" in this Proxy Statement.

     The following table presents certain information regarding stock options granted to the Named Executive Officers in 1997.


                                             OPTION GRANTS IN 1997

                                                                                 Potential Realizable Value at
                                              Individual Grants                     Assumed Annual Rates of
                             -------------------------------------------------     Stock Price Appreciation
                              Number of   % of Total                                  for Option Term(2)
                             Securities     Options                              -----------------------------
                             Underlying   Granted to   Exercise                     Assumed          Assumed
                               Options     Employees     Price     Expiration    Appreciation     Appreciation
          Name               Granted(1)     in 1997    ($/Share)      Date           of 5%           of 10%
--------------------------   ----------    ---------   ---------  ------------   ------------      -----------
David Schwartz                  3,064         2.1%      $34.79      02/05/02       $ 20,984         $ 54,395
                               32,361        22.0%      $31.63      02/05/02       $323,891         $676,762
James J. Bennett                3,407         2.3%      $32.63      02/05/02       $ 30,693         $ 67,843
                                4,093         2.3%      $32.63      02/05/02       $ 36,873         $ 81,503
Sanford S. Wadler               3,000         2.0%      $32.63      02/05/02       $ 27,026         $ 59,739
Norman Schwartz                 3,750         2.6%      $35.89      02/05/02       $ 21,558         $ 62,448
George Bers                     3,750         2.6%      $32.63      02/05/02       $ 33,783         $ 74,673

----------
(1) All stock options granted in 1997 are incentive stock options with the exception of non-qualified stock options for 32,361 shares granted to David Schwartz and 4,093 shares granted to James J. Bennett. The exercise prices are equal to at least 100% of the fair market value of the underlying securities at the time such options were granted. All shares subject to the above options are Class A Common Stock with the exception of all of the options granted to David Schwartz, which were for Class B Common Stock. All stock options have a term of five years and become exercisable at a rate not greater than 25% per annum commencing one year after the date of grant. In 1997, options to purchase 58,175 shares were granted to all executive officers as a group, and options to purchase 88,875 shares were granted to all other employees.
(2) Potential realizable value is based on an assumption that the stock price of the applicable class of Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the five year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.


     The following table presents the number of shares for which options were exercised, as well as the number of exercisable and unexercisable options held by the Named Executive Officers at December 31, 1997.

                     AGGREGATE OPTION EXERCISES IN 1997 AND
                         DECEMBER 31, 1997 OPTION VALUES


                                                                Number of
                                                          Securities Underlying        Value of Unexercised
                                                           Unexercised Options         In-The-Money Options
                             Shares                       at December 31, 1997        at December 31, 1997(1)
                            Acquired       Value       --------------------------  -----------------------------
          Name             on Exercise    Realized     Exercisable  Unexercisable   Exercisable    Unexercisable
------------------------   -----------   -----------   -----------  -------------   -----------    -------------
David Schwartz               36,000      $477,838.80     67,576        113,049      $866,722.95     $661,317.82

James J. Bennett             10,500      $203,941.88      5,625         18,750      $ 29,681.25     $ 64,846.88

Sanford S. Wadler             1,650      $ 25,921.50      6,750         7,500       $ 91,567.50     $ 25,938.75

Norman Schwartz               1,650      $ 25,382.49      9,377         9,373       $121,045.60     $ 28,299.28

George Bers                   3,559      $ 72,622.68      3,376         9,186       $ 33,989.27     $ 28,898.96

----------
(1) The closing prices of Class A Common Stock and Class B Common Stock at December 31, 1997 were $26.125 and $29.00 per share, respectively.

Other Executive Compensation

     In January 1997, the Company entered into a non-competition and employment continuation agreement with James J. Bennett, its Executive Vice President and Chief Operating Officer. Under the terms of this Agreement, James J. Bennett will give the Company six months notice of any intention to resign from his present position and will not compete with the Company for two years after the end of his employment with Bio-Rad. Management has agreed to nominate him as director for a period of three years following his resignation from his present position. Following his resignation from his present position, he will continue to serve as an employee taking on mutually agreed tasks for six weeks in each twelve-month period for up to five years from his resignation. For this six weeks, he will be paid his weekly salary in effect at the time of his resignation plus $2,500 per week. For mutually agreed assignments extending beyond the six weeks, or if he does not remain a director, his compensation would be at his weekly pay rate in effect at the time of his resignation from his present position. He will be entitled to exercise his stock options for a period of two years after the end of his employment with Bio-Rad.

     In August 1997, the Company entered into an employment and non-compete agreement with Burton A. Zabin, a Vice President of the Company. Under the terms of this agreement, he will be employed by the Company until March 18, 2001, unless he gives the Company six months notice of his intention to resign earlier, and he will not compete with the Company during the period ending four years after his scheduled termination of employment with Bio-Rad. During the term of this agreement, he will make himself available to the Company on a flexible time basis for an average of one hundred thirty-five days during each twelve month period (and, in the case of the final period, nine month period) to undertake reasonable assignments provided to him which utilize his knowledge and experience in the life science research market. He will receive a salary equal to one-half of the salary he was receiving just prior to entering into the agreement. He will not participate in bonus or stock programs of the Company. He will be entitled to exercise his stock options for a period of two years after the end of his employment with Bio-Rad. He will remain a director for the remainder of his current term.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     The Compensation Committee is composed of Albert J. Hillman and Philip L. Padou. The Company currently has no interlocking relationships involving any of its Compensation Committee members and no executive officer of the Company serves on the Compensation Committee. James J. Bennett, David Schwartz, Norman Schwartz and Burton A. Zabin participate in general Board of Directors' discussions of compensation, bonuses and stock options. David, Norman and Alice
N. Schwartz were absent from and did not participate in the discussions or decisions concerning the President's compensation.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Compensation Committee was formed in December 1993. This report also refers to decisions made by Philip L. Padou, Albert J. Hillman and other members of the Board of Directors prior to the formation of the Compensation Committee. The function of the Compensation Committee is to review and approve the compensation arrangements for the Company's senior management and any compensation plans in which the executive officers and directors are eligible to participate.

Objectives and Overview

     The overall objectives of the Company's executive compensation programs are to:

          o    Attract, retain and motivate key executive talent;

          o    Reward key executives based on business performance;

          o    Align executive  incentives  with the interests of  stockholders;
               and

          o    Encourage the achievement of Company objectives.

     Executive compensation consists of four components: 1) base salary; 2) annual and special incentive bonus payments; 3) long-term incentives in the form of stock options; and 4) contributions to the Company's profit sharing plan. The Company strives to provide a competitive total compensation package to senior management based on professionally compiled surveys of broad groups of companies of comparable size within related industries.

Base Salary

     Each year, the Company obtains studies of compensation trends, practices and levels from a variety of nationally recognized independent compensation surveys in order to determine the competitiveness of the pay structure for its senior managers. Within the comparative groups of companies surveyed, the Company sets executive base salaries and total compensation near and below the arithmetic mean of the surveys, respectively. Each executive's base salary is determined by an assessment of the executive's job description and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures. Each executive's performance is evaluated annually to determine individual merit increases within the overall guidelines established in each year's budget process. For 1997, the Company merit increase guideline was 4.5% and was based on the compensation surveys.

Incentive Bonus Payments

     Executive officers of the Company, including the President, are eligible for an annual incentive bonus and special bonuses, determined as a percentage of the officers' eligible wages. Annual bonuses are awarded to executive officers, including the President and other key employees of the Company and its operating units, who meet certain annual Company and operating unit goals which are previously established by senior management. The performance factors used in calculating bonuses include sales volume and return on controllable assets, as measured against annual objectives. Performance goals have been established for the Company as a whole and for each operating unit. Bonuses are determined using these performance factors and comparisons to competitive industry standards. The bonus calculation is weighted between Company performance and operating unit performance according to the responsibilities of each executive. In addition to the annual incentive bonuses, special bonuses are awarded by the Board of Directors in recognition of other specific business actions taken during the year which contributed to the strategic growth, profitability or competitiveness of the Company. In the past, these bonuses have been awarded for significant achievements, such as successfully completing acquisitions or divestitures and settling legal disputes. Such bonuses may be distributed over several years. Incentive bonuses may be awarded in cash and/or stock.

     Bonuses for performance in 1997 were awarded in March 1998 and ranged from 0% to 19.5% of base salaries. Bonuses for 1996 were awarded in March 1997 and ranged from 1.9% to 27.2% of base salaries. Because bonuses are based on growth and profitability, trends in bonus awards generally track operating unit and Company performance. Special bonuses are awarded only on completion of specific projects or transactions.

Long-Term Incentives

     The Company provides its executive officers and other key employees with long-term incentive compensation through the granting of stock options. The Company believes that stock options provide the Company's key employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The stock options also create an incentive to remain with the Company for the long term because the options are vested over a four-year period. Because all options are granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of Bio-Rad Common Stock increases over time.

     The Board of Directors has delegated certain responsibilities of administration of the Company's stock option plans to the Stock Option Award Committee. The Stock Option Award Committee is composed of Albert J. Hillman and Philip L. Padou and is responsible for determining the timing and distribution of grants subject to the terms of the current option plans. The Stock Option Award Committee also determines the total number of shares granted and the allocation of shares to individual executive officers and key employees.
Recommendations from senior management and other factors are considered including: the responsibility level, individual performance and contribution to the Company's business of each officer and key employee. The option grants are submitted to the Board of Directors for ratification and the date of grant is the date of the Board of Directors meeting. In 1997, the Company granted approximately 147,050 options to a group of about 263 executive officers and key employees.

Profit Sharing Plan Contributions

     The Company's employees who are directors or officers are entitled to participate in the Bio-Rad Laboratories, Inc. Employees' Deferred Profit Sharing Retirement Plan ("Profit Sharing Plan") on the same basis as all other Company employees. The Profit Sharing Plan covers all full-time employees of the Company, or any of its participating subsidiaries, who have completed one year of service. Contributions to the Profit Sharing Plan are determined each year by the Board of Directors in its sole discretion and are allocated among each participant based on the ratio his or her compensation bears to the aggregate compensation of all participants. For 1997, the Board of Directors approved a contribution of 5% of eligible compensation. Participants are vested 100% after five years of service, but funds are not distributed until retirement, termination of employment with the Company or as required by regulation or law.

President's Compensation

     For  1997,  the  Compensation   Committee  was  primarily  responsible  for
determining and approving the President's compensation. The President's compensation was compared with compensation of other CEOs in the above mentioned surveys and proxy statements for comparable companies. The salary of David Schwartz is typically set within the mid-range of CEO's salaries surveyed for comparable companies. There was no change to the salary of David Schwartz in 1997. His salary was increased 5% in 1996. There was no change in 1995.

     The President's annual bonus is based on the achievement of the Company's financial goals. The same performance criteria are used to calculate his annual bonus as those established for other eligible executive officers. These criteria are discussed above under Incentive Bonus Payments. No bonus was paid or will be paid in 1998 based on previously established growth and profitability targets for 1997.

     In 1997, David Schwartz was granted a non-qualified stock option to purchase 32,361 shares of Class B Common Stock and an incentive stock option for 3,064 shares of Class B Common Stock. The exercise prices of the options were at least 100% of the market price on the date of grant. Pursuant to the general restrictions of the option plan, vesting of incentive stock options granted to

David Schwartz is limited to $100,000 per year which results in vesting at a slower rate than other optionees. This option grant was comparable with options granted to CEO's of similar size companies.

     To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax consequences to the Company and to its executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                           The Compensation Committee


                           Albert J. Hillman
                           Philip L. Padou

                             STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative stockholder returns over the past five years for the Company's Class A Common Stock, the American Stock Exchange Market Value Index and a selected peer group, assuming $100 invested on December 31, 1992, and reinvestment of dividends:


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        1992    1993    1994    1995    1996    1997
                        ----    ----    ----    ----    ----    ----
        Bio-Rad         $100    $ 59    $164    $251    $265    $231
        Peer Group (1)  $100    $102    $113    $160    $184    $203
        Amex Market
          Value Index   $100    $120    $109    $137    $146    $177

----------
(1) The peer group consists of the following public companies: Beckman Instruments; Becton Dickinson; Diagnostic Products; KLA Tencor; Life Technologies; Millipore; and Perkin-Elmer. Companies in the peer group were chosen to reflect Bio-Rad's participation in three different markets: life science research products, clinical diagnostics and analytical instruments. No single public or private company has a comparable mix of products which serve the same markets. In many cases, only one division of a peer group company competes in the same markets as Bio-Rad. Collectively, the peer group reflects products and markets similar to those of Bio-Rad.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Insiders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports which they file.

     To the Company's knowledge, based solely upon its review of the copies of such reports furnished to the Company and written representations from certain Insiders that no other reports were required, during fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to Insiders were complied with, with the exceptions that two filings reflecting certain transfers (Form 4) within the Schwartz family were delayed.

              II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to serve as Bio-Rad's auditors for the fiscal year ending December 31, 1998. A representative of Arthur Andersen LLP is expected to be present at the annual meeting of stockholders to make a statement if he or she desires to do so and to respond to appropriate questions.

     Although it is not required to do so, Bio-Rad wishes to provide stockholders with the opportunity to express their opinion on the selection of auditors, and accordingly is submitting a proposal to ratify the selection of Arthur Andersen LLP. If the stockholders should fail to ratify this proposal, the Board of Directors will consider the selection of another auditing firm.

--------------------------------------------------------------------------------
     The Board of Directors  recommends that you vote FOR ratification of Arthur Andersen LLP to serve as the Company's auditors for the fiscal year ending December 31, 1998.
--------------------------------------------------------------------------------

            III. APPROVAL OF AMENDMENT TO THE 1994 STOCK OPTION PLAN

     In 1994, the stockholders of Bio-Rad approved the 1994 Stock Option Plan (the "Plan") authorizing grants to key employees (including officers and directors who are also employees) of incentive stock options and nonqualified stock options to purchase a maximum of 675,000 shares of Class A Common Stock, Class B Common Stock or a combination thereof. The persons to whom options are granted under the Plan, the number of shares subject to such options, the terms thereof, and any amendments thereto, are determined at the discretion of a committee consisting of two or more members of the Board of Directors subject to the limitations of the Plan.

The Amendment

     Subject to stockholder approval, the Board has approved an amendment to the Plan increasing the number of shares available for the grant of options under the Plan by 500,000 (to a new maximum of 1,175,000). The Board believes that the increase in the number of shares available for issuance under the Plan will enable the Company to remain competitive by continuing to provide incentive to key employees with participation in the Plan and is appropriate, considering the expansion of the Company and the resulting addition of new key employees who will be eligible to participate in the Plan. The amendment also makes a corresponding increase in the maximum number of options which may be granted to any officer or director of the Company by 250,000 (to a new maximum of options to purchase 587,500 shares) to keep this limitation proportionate to the amended total number of shares available for the grant of options.

Description of the Plan

     The following is a general summary of the principal provisions of the Plan, including the amendment described above. A copy of the proposed amendment is set forth in Appendix A to this Proxy Statement. This summary is not intended to be complete and reference should be made to the Plan as it is proposed to be amended for a complete statement of its terms and provisions. Any stockholder who desires to review the text of the Plan can obtain a copy by writing to the Company's Secretary.

     Under the Plan, options may be granted to key employees (including employees who are officers or directors) of the Company and its subsidiaries selected from time to time by the Board or a committee of the Board. Through 1997, options have been granted for a total of approximately 582,837 shares to a group of approximately 275 key employees. As of December 31, 1997, there were options authorized and available for grant covering approximately 285,122 shares. Employees may receive either incentive stock options ("ISOs"), or non-qualified stock options ("NSOs") but no officer or director of Bio-Rad may be granted options under the Plan representing in excess of the individual limitation set forth in the Plan. Currently, the limitation is options to purchase 337,500 shares in the aggregate and the proposed amendment would increase that to options to purchase 587,500 shares in the aggregate. The Plan provides that no option may be granted after March 1, 2004.

     The Plan provides that the option exercise price per share shall be set on the date of grant and shall not be less than the fair market value of the Common Stock on the date of grant. In the case of any holder of 10% or more of the total combined voting power of the Company, the exercise price of an ISO must be at least 110% of the fair market value of the stock on the date of grant.

     Beginning one year after the date of grant, options become exercisable according to a vesting schedule. Vesting is generally at the rate of 25% per year. The Plan limits the vesting of an ISO for any individual optionee to $100,000 per year (measured at the time of the option grant).

     Options expire five years from the date of grant or upon termination of employment with the Company. Options are typically exercisable (to the extent vested) for a specified period after an employee's death, or retirement but in no case beyond the original term of the option.

     No optionee, as such, will have any rights as a stockholder of Bio-Rad except with respect to shares of Class A or Class B Common Stock received on any exercise of an option. The options are not transferable or assignable except by will or the laws of descent and distribution.

Federal Income Tax Consequences

     The following is a general summary of the current material U.S. federal income tax consequences to U.S. participants in the Plan. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances, nor does it describe state or other tax consequences.

     Incentive Stock Option ("ISO"). There is no taxable income recognized by an optionee when an ISO is granted to him. Under Sections 421 and 422 of the Code, recipients of ISOs generally are not taxable on their receipt of stock upon exercise of the ISO if the ISO and the option stock are held for two years after the date of grant and one year after the date the shares were transferred to the optionee upon exercise. If the shares disposed of before the expiration of the shares on the date of the option's exercise will be taxed at ordinary income rates, the balance of the gain, if any, measured from the exercise date, will be taxed as capital gain. In that event, the Company will be entitled to a corresponding tax deduction equal to the ordinary income, if any, realized by an optionee.

     Nonqualified Stock Option ("NSO"). The recipient of NSOs granted under the Plan will not have taxable income upon the grant of the option, nor will the Company be entitled to any deduction. Generally, upon exercise of a NSO, the optionee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the amount by which the fair market value of the stock at the date of exercise exceeds the option exercise price. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NSO.

--------------------------------------------------------------------------------
     The Board of Directors  recommends that you vote FOR the proposed amendment to the 1994 Stock Option Plan.
--------------------------------------------------------------------------------

                                IV. OTHER MATTERS

     At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than that described above. If any other business should properly come before the meeting, the shares represented by Proxies will be voted in accordance with the judgment of the persons named in such Proxies.

     The annual report of the Company for the year ended December 31, 1997, including financial statements, has been mailed or is being mailed concurrently with this Proxy Statement, to all stockholders of the Company as of the record date for the annual meeting.

     Stockholders of record on March 2, 1998 may obtain copies without charge of the Company's annual report on Form 10-K (excluding exhibits) filed with the SEC by contacting:

                           Bio-Rad Laboratories, Inc.
                           Attn.: Corporate Secretary
                             1000 Alfred Nobel Drive
                               Hercules, CA 94547

                             http://www.bio-rad.com

                              STOCKHOLDER PROPOSALS

     Proposals intended to be presented by stockholders at the 1999 annual meeting must be received by the Company for inclusion in the 1999 Proxy Statement not later than December 30, 1998.

                                        By order of the Board
                                        of Directors  BIO-RAD
                                        LABORATORIES, INC.



                                        SANFORD S. WADLER, Secretary

Hercules, California
April 1, 1998

                                   APPENDIX A

                   AMENDMENT TO THE BIO-RAD LABORATORIES, INC.
                             1994 STOCK OPTION PLAN

     This  Amendment to the Bio-Rad  Laboratories,  Inc.  1994 Stock Option Plan
(the  "Amendment")  is  adopted  by  Bio-Rad  Laboratories,   Inc.,  a  Delaware
corporation (the "Company"), effective as of _______________, 1998.


                                    RECITALS:

     A. The Company's 1994 Stock Option Plan (the "Stock Option Plan") was adopted by the Board of Directors (the "Board") on February 2, 1994, and approved by the stockholders of the Company on April 26, 1994.

     B. The Stock Option Plan currently states that shares of the Company's Class A common stock or Class B common stock (the "Common Stock") subject to the Stock Option Plan shall not exceed 675,000. This amendment increases the aggregate number of shares of Common Stock subject to the Stock Option Plan from 675,000 to 1,175,000.

     C. The Stock Option Plan currently states that no officer or director of the Company shall be granted options to purchase more than 337,500 shares of Common Stock. To keep this limitation proportionate to the amended number of shares subject to the Stock Option Plan, this amendment increases the individual limitation to options to purchase 587,500 shares of Common Stock in the aggregate.

     D. Section 9 of the Stock Option Plan provides that the Board may amend the Stock Option Plan, subject in certain instances to receipt of approval of the stockholders of the Company.

     E. Effective March 11, 1998, the Board unanimously recommended and the Board unanimously adopted this Amendment in the form given below (the "Amendment").

     F. The Amendment was approved by the stockholders of the Company at its Annual Meeting of Stockholders held on April 28, 1998.

                                    AMENDMENT

     1. Section 4 of the Stock Option Plan is hereby amended to read in its entirety as follows:

          4 Shares Subject to Plan

          Options may be granted by the Company from time to time to Key Employees to purchase an aggregate of up to 1,175,000 shares of Stock, which shares may be shares of either Class A or Class B Common Stock, and that number of shares of each such Class shall be reserved for options granted under the Plan (subject to adjustment as provided in paragraph 7(g)); provided, that no officer or director of the Company shall be granted options to purchase an aggregate of more than 587,500 shares of Stock. If any option granted under the Plan terminates, expires or, with the consent of the optionee, is canceled, new options may thereafter be granted covering such shares.

     The undersigned, Sanford S. Wadler, Secretary of the Company, hereby certifies that the Board and the stockholders of the Company adopted the foregoing Amendment as stated above.

     Executed at Hercules, California this _______ day of __________, 1998.



                                        -------------------------------------
                                        Sanford S. Wadler, Secretary

                                  APPENDIX B
                             CLASS A FRONT OF CARD:

PROXY
CLASS A STOCK
BIO-RAD LABORATORIES, INC.
Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders
April 28, 1998

     The undersigned does hereby appoint DAVID SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class A Common Stock of Bio-Rad Laboratories, Inc. ("Bio-Rad"), to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Tuesday, April 28, 1998 at 4:00 p.m., Pacific Daylight Time, and at any and all adjournments or postponements thereof:

            PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
                (Continued and to be signed on the reverse side.)

                             CLASS A BACK OF CARD:


BIO-RAD LABORATORIES, INC.
PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY. |_|
This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a Vote FOR Items 1, 2 and 3.

(1)  ELECTION OF DIRECTORS                     For      Withhold     For All
     ALBERT J. HILLMAN, PHILIP L. PADOU        All        All         Except
                                               |_|        |_|           |_|

---------------------------------------

(Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above.)

(2) PROPOSAL to ratify the selection of Arthur Andersen LLP to serve as the Company's independent auditors.
                                               For      Withhold      Abstain
                                               |_|        |_|           |_|

(3) PROPOSAL to amend the 1994 Stock Option Plan to increase the number of shares available by 500,000.
                                               For      Withhold      Abstain
                                               |_|        |_|           |_|


Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby confirmed. Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

                    Date:                      ---------------------------------

                    Signature:                 ---------------------------------

                    Signature, if held jointly:---------------------------------

                                  APPENDIX C
                             CLASS B FRONT OF CARD:


PROXY
CLASS B STOCK
BIO-RAD LABORATORIES, INC.
Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders
April 28, 1998

     The undersigned does hereby appoint DAVID SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. ("Bio-Rad"), to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Tuesday, April 28, 1998 at 4:00 p.m., Pacific Daylight Time, and at any and all adjournments or postponements thereof:

            PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
                (Continued and to be signed on the reverse side.)

                             CLASS B BACK OF CARD:

BIO-RAD LABORATORIES, INC.
PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY. |_|
This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a Vote FOR Items 1, 2 and 3.

(1)  ELECTION OF DIRECTORS                     For      Withhold     For All
     JAMES J. BENNETT, ALICE N. SCHWARTZ,      All        All         Except
     DAVID SCHWARTZ, NORMAN SCHWARTZ,          |_|        |_|           |_|
     BURTON A. ZABIN

-----------------------------------------
(Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above.)

(2) PROPOSAL to ratify the selection of Arthur Andersen LLP to serve as the Company's independent auditors.
                                               For      Withhold      Abstain
                                               |_|        |_|           |_|

(3) PROPOSAL to amend the 1994 Stock Option Plan to increase the number of shares available by 500,000.
                                               For      Withhold      Abstain
                                               |_|        |_|           |_|


Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby confirmed. Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

                    Date:                      ---------------------------------

                    Signature:                 ---------------------------------

                    Signature, if held jointly:---------------------------------